UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 22, 2013 (Date of earliest event reported)
PROVIDENT NEW YORK BANCORP (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-35385 (Commission File Number)	80-0091851 (IRS Employer Identification Number)

400 RELLA BOULEVARD, MONTEBELLO, NY (Address of principal executive offices)		10901 (Zip Code)
845-369-8040 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 22, 2013, Provident New York Bancorp (the "Company") issued a press release regarding its earnings for the second fiscal quarter ended March 31, 2013. The press release is included as Exhibit 99.1 to this report.

The information included in Exhibit 99.1 is considered to be "furnished" and shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits

The Index of Exhibits immediately precedes the attached exhibits.

(d) Exhibits
            99.1       Press Release of PROVIDENT NEW YORK BANCORP dated April 22, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2013	PROVIDENT NEW YORK BANCORP By: /s/ Luis Massiani Luis Massiani Executive Vice President, Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of PROVIDENT NEW YORK BANCORP dated April 22, 2013